UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2015

GREAT BASIN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

2441 South 3850 West, Salt Lake City, UT
(Address of principal executive offices)

84120
(Zip code)

(801) 990-1055
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 21, 2015, Great Basin Scientific, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report on the procedures to be followed in the event of an Authorized Share Failure (as defined in the Form of Series C Warrant filed as an exhibit to the Current Report on Form 8-K filed June 23, 2015). The Original 8-K was amended on September 21, 2015 (the “Amended 8-K” and, together with the Original 8-K, the “Prior 8-K”) in order to make one correction and include supplemental information. This amendment is being filed solely to amend the Prior 8-K to include the disclosure required by Item 5.07 of Form 8-K.  Except as otherwise noted, the Prior 8-K is unaltered hereby.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The information set forth in Item 3.03 of the Prior 8-K is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1*	Form of Amendment Agreement dated September 21, 2015
*Filed Previously

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: September 24, 2015	By:	/s/ Ryan Ashton
Ryan Ashton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Form of Amendment Agreement dated September 21, 2015
*Filed Previously